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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported): May 31, 2002


                             MTS SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                        0-2382                 41-0908057
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
          (Address of principal executive offices, including zip code)

                                 (952) 937-4000
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 31, 2002, the Board of Directors of MTS Systems Corporation ("MTS"), with the unanimous recommendation of the Audit Committee of the Board of Directors, dismissed Arthur Andersen LLP ("Andersen") as MTS's independent public accountants, effective immediately.

The audit reports of Andersen on the consolidated financial statements of MTS for the fiscal years ended September 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During MTS's two most recent fiscal years ended September 30, 2001 and 2000 and through the date hereof: (a) there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with Andersen's report on MTS's consolidated financial statements for such years; and (b) there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

MTS provided Andersen with a copy of the foregoing disclosures. Attached, as
Exhibit 16.1, is a copy of Andersen's letter, dated May 31, 2002, stating its agreement with such statements.

Also on May 31, 2002, the Board of Directors of MTS, with the unanimous recommendation of the Audit Committee of the Board of Directors, appointed KPMG LLP as MTS's independent public accountant for MTS's fiscal year ending September 30, 2002, effective immediately. During MTS's two most recent fiscal years and through the date of this Form 8-K, neither MTS nor anyone acting on its behalf consulted KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MTS's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit  16.1: Arthur Andersen, LLP letter dated May 31, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MTS SYSTEMS CORPORATION
                                    (Registrant)


Date: June 7, 2002                  By: /s/ Susan E. Knight
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                                        Susan E. Knight
                                        Vice President & Chief Financial Officer


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                             MTS SYSTEMS CORPORATION
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit  Description
No.
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16.1     Letter from Arthur Andersen LLP dated May 31, 2002